DEPOSIT ON ACQUISITION OF BUSINESS	12 Months Ended
Dec. 31, 2012
DEPOSIT ON ACQUISITION OF BUSINESS [Abstract]
Deposit On Acquisition of Business
11.	DEPOSIT ON ACQUISITION OF BUSINESS

As of December 31, 2012, the Company has made a deposit amounting to $24,076,660 for the acquisition of Zhengzhou Company.

To facilitate Zhengzhou Company's acquisition, Henan Green prepaid $24,076,660 for the deposit on acquisition of business which included to pay $11,235,775 to two companies to settle the loans on behalf of Zhengzhou Company and $12,840,885 for the deposit on acquisition of future land use right as of December 31, 2012. The total consideration to be paid is $42.6 million. The transaction is expected to be consummated during 1st quarter of 2013.